UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

Future FinTech Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

Future FinTech Group Inc.	CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL SHAREHOLDERS MEETING TO BE HELD ON

DATE: 12/12/2025

TIME: 10:00 a.m. (Local Time)

LOCATION: 02B-03A, 23/F, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong, Special Administrative Region, People’s Republic of China

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS INCLUDING NOTICE & PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATER IALS ARE AVAILABLE AT: https://www.transhare.com/futurefintechgroup

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to https://www.transhare.com/futurefintechgroup

Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

Step 3: To vote online, go to www.Transhare.com click on “Vote Your Proxy” and Enter Your Control Number (See the above Notice). YOU MAY VOTE ONLINE UNTIL 11:59pm EST of 12/11/2025.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE 11/26/2025. OTHERWISE, YOU WILL NOT RECEIVE A PAPER OR E-MAIL COPY.

HOW TO REQUEST COPIES OF OUR MATERIALS

FAX THIS CARD TO: 1.727.269.5616	FOLLOW THE ON-SCREEN INSTRUCTIONS: https://www.transhare.com/futurefintechgroup	INCLUDE YOUR CONTROL ID IN YOUR EMAIL: Proxy@transhare.com

HOW TO ATTEND THE MEETING AND VOTE IN PERSON:

The date, time, and the place of the meeting are set forth above in this notice. Please bring this notice with you if you intend to vote in person at the meeting

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	Election of Board of Directors

2.	To ratify the appointment of Fortune CPA, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2025

3.	To adopt and approve the Future FinTech Group Inc. 2025 Omnibus Equity Plan

4.	To approve the compensation of the named executive officers as disclosed in the Proxy Statement in a non-binding, advisory vote

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON October 17, 2025 AS THE RECORD DATE FOR THE DETERMINATION OF SHAREHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE OUR COMMON STOCK THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS ABOVE.

PLEASE NOTE-THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE. YOUR VOTE IS IMPORTANT!